BRIDGE BUILDER TRUST

(the “Trust”)

Bridge Builder Tax Managed Large Cap Fund (the “Fund”)

Supplement dated September 30, 2022

to the Summary Prospectus dated May 11, 2022

This supplement provides new and additional information beyond that contained in the

Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Effective immediately, Stephen Rigo is added as a portfolio manager of the portion of the assets of the Fund managed by ClearBridge Investments, LLC (“ClearBridge’s Allocated Portion of the Fund”). Scott Glasser and Michael Kagan continue to serve as portfolio managers of ClearBridge’s Allocated Portion of the Fund.

Accordingly, effective immediately, the table entitled “ClearBridge” under the section of the Summary Prospectus entitled “Sub-advisers and Portfolio Managers” is replaced with the following:

Portfolio Managers	Position with ClearBridge	Length of Service to the Fund
Scott Glasser	Portfolio Manager, Managing Director, Chief Investment Officer	Since Inception
Michael Kagan	Portfolio Manager, Managing Director	Since Inception
Stephen Rigo, CFA	Portfolio Manager, Director	Since September 2022

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE